ABR 50/50 VOLATILITY FUND

 ABR 75/25 VOLATILITY FUND (the “Funds”)

Supplement dated July 30, 2024 to the Prospectus dated December 1, 2023

1.	Effective July 30, 2024, the section entitled “Performance Information” beginning on page 12 of the ABR 50/50 Volatility Fund prospectus is hereby deleted in its entirety and replaced with the following:

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.abrdynamicfunds.com or by calling (855) 422-4518 (toll free).

The performance for the Fund’s Investor Shares would have been substantially similar to the performance information for the Fund’s Institutional Shares, set forth below, because both classes of shares invest in the same portfolio of securities. Returns for Investor Shares will differ only to the extent that the expenses of the two share classes are different.

Please refer to the Fund’s Prospectus dated December 1, 2023, for a complete discussion of the Fund’s current principal investment strategies and risks. Prior to the change in the Fund’s investment strategy on December 1, 2020, the Adviser invested the Fund’s assets primarily in securities and derivative instruments that, to varying degrees, provided short exposure to VIX Index futures and VIX Index ETPs, long exposure to long-term U.S. Treasury securities, and cash. The Fund’s performance for periods prior to the change in the Fund’s investment strategy reflects the investment strategy in effect prior to that date.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Institutional Shares

During the period shown, the highest return for a quarter was 35.21% for the quarter ended March 31, 2019, and the lowest return was -35.10% for the quarter ended March 31, 2018.

The calendar year-to-date total return as of June 30, 2024 was 6.95%.

Average Annual Total Returns

(For the periods ended December 31, 2023)
	1 Year	5 Year	Since Inception 10/02/17
Investor Shares - Return Before Taxes	38.34%	19.29%	4.86%
Institutional Shares - Return Before Taxes	38.75%	19.63%	5.14%
Institutional Shares - Return After Taxes on Distributions	38.75%	16.35%	2.26%
Institutional Shares - Return After Taxes on Distributions and Sale of
Fund Shares	22.94%	15.15%	3.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.65%
FTSE 3-Month U.S. T-Bill Index (reflects no deduction for fees, expenses or taxes)	5.26%	1.91%	1.87%

Effective July 30, 2024, the Fund changed its primary benchmark index from the FTSE 3-Month U.S. T-Bill Index to the S&P 500® Index due to regulatory requirements. The Fund retained the FTSE 3-Month U.S. T-Bill Index as a secondary benchmark because the FTSE 3-Month U.S. T-Bill Index more closely aligns with the Fund’s investment strategies and investments restrictions.

FTSE 3-Month U.S. T-Bill Index (previously called Citigroup 3-Month U.S. T-Bill Index) is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Shares and after-tax returns for other share classes will vary.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

2.	Effective July 30, 2024, the section entitled “Performance Information” beginning on page 19 of the ABR 75/25 Volatility Fund prospectus is hereby deleted in its entirety and replaced with the following:

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.abrdynamicfunds.com or by calling (855) 422-4518 (toll free).

The performance for the Fund’s Investor Shares would have been substantially similar to the performance information for the Fund’s Institutional Shares, set forth below, because both classes of shares invest in the same portfolio of securities. Returns for Investor Shares will differ only to the extent that the expenses of the two share classes are different.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Institutional Shares

During the period shown, the highest return for a quarter was 12.55% for the quarter ended December 31, 2023 and the lowest return was -23.42% for the quarter ended June 30, 2022.

The calendar year-to-date total return as of June 30, 2024 was 8.07%.

Average Annual Total Returns

 (For the periods ended December 31, 2023)

	1 Year	Since Inception 08/03/20
Investor Shares - Return Before Taxes	24.30%	3.70%
Institutional Shares - Return Before Taxes	24.74%	3.97%
Institutional Shares - Return After Taxes on Distributions	24.59%	2.41%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	14.64%	2.80%
S&P 500® Index (reflects no deduction to fees, expenses or taxes)	26.29%	13.24%
FTSE 3-Month U.S. T-Bill Index (reflects no deduction for fees, expenses or taxes)	5.26%	1.99%

Effective July 30, 2024, the Fund changed its primary benchmark index from the FTSE 3-Month U.S. T-Bill Index to the S&P 500® Index due to regulatory requirements. The Fund retained the FTSE 3-Month U.S. T-Bill Index as a secondary benchmark because the FTSE 3-Month U.S. T-Bill Index more closely aligns with the Fund’s investment strategies and investments restrictions.

FTSE 3-Month U.S. T-Bill Index (previously called Citigroup 3-Month U.S. T-Bill Index) is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Shares and after-tax returns for other share classes will vary.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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For more information, please contact a Fund customer service representative toll free at

(855) 422-4518.

PLEASE RETAIN FOR FUTURE REFERENCE.